UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2004

CENTENE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33395	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7711 Carondelet Avenue, Suite 800 St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 725-4477

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On September 28, 2004, we entered into a stock purchase agreement with Swope Community Enterprises to purchase all of the issued and outstanding capital stock of FirstGuard Health Plan, Inc. and FirstGuard, Inc., collectively referred to as FirstGuard, two health plan entities serving approximately 136,000 members in the states of Kansas and Missouri. On December 6, 2004, effective as of December 1, 2004, we completed the acquisition of FirstGuard.

Under the terms of the stock purchase agreement, we paid approximately $93 million in cash for all of the issued and outstanding capital stock of FirstGuard. Approximately $16.7 million of the purchase price has been placed in escrow and will be held for 18 months from the acquisition date. The purchase price was funded through our unregulated cash and investments and $40 million borrowed under our revolving credit agreement with various financial institutions and LaSalle Bank National Association as administrative agent and arranger.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 3, 2004, in connection with our acquisition of FirstGuard discussed under Item 2.01, we borrowed $40 million from our $100 million revolving credit agreement with various financial institutions and LaSalle Bank National Association as administrative agent and arranger to fund a portion of the purchase price. The borrowed funds may be repaid at any time before the expiration date of the credit agreement, which is September 14, 2009. For a description of the material terms of our revolving credit agreement see the Form 8-K filed with the Securities and Exchange Commission on September 16, 2004.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The financial statements required by this Item will be filed under cover of Form 8-K/A as soon as practicable, and in any event not later than 75 days after December 6, 2004.

(b) Pro Forma Financial Information

The financial statements required by this Item will be filed under cover of Form 8-K/A as soon as practicable, and in any event not later than 75 days after December 6, 2004.

(c) Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date: December 7, 2004	By:	/s/ Michael F. Neidorff
Michael F. Neidorff Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1 *	Stock Purchase Agreement, dated as of September 28, 2004, by and between Centene Corporation and Swope Community Enterprises.

*	Incorporated by reference from the Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on October 25, 2004.